UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _____________________________________________________________________________

FORM 8-K
 _____________________________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 13, 2020
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DXC TECHNOLOGY COMPANY
(Exact name of Registrant as specified in its charter)
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Nevada	001-38033	61-1800317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1775 Tysons Boulevard
Tysons	,	Virginia	22102
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (703) 245-9675
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	DXC	New York Stock Exchange
2.750% Senior Notes Due 2025	DXC 25	New York Stock Exchange
1.750% Senior Notes Due 2026	DXC 26	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

DXC Technology Company’s 2020 Annual Meeting of Stockholders was held on August 13, 2020. The Company previously filed with the Securities and Exchange Commission a Proxy Statement, which describes in detail each of the five proposals submitted to stockholders at the Annual Meeting. No item other than the five items addressed below and described in the Proxy Statement was submitted at the Annual Meeting for stockholder action.

The certified results of the matters voted upon at the Annual Meeting, which are more fully described in the Proxy Statement, are as follows:

1. Proposal to elect the Board's ten nominees to the DXC board of directors:

DIRECTORS	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Mukesh Aghi	182,614,538	12,857,061	812,515	25,582,845
Amy E. Alving	192,762,753	2,779,587	741,774	25,582,845
David A. Barnes	194,469,810	1,028,062	786,242	25,582,845
Raul J. Fernandez	192,188,263	3,321,875	773,976	25,582,845
David L. Herzog	190,944,366	4,583,561	756,187	25,582,845
Mary L. Krakauer	189,489,478	6,040,360	754,276	25,582,845
Ian C. Read	194,445,674	1,060,722	777,718	25,582,845
Michael J. Salvino	194,396,567	1,197,985	689,562	25,582,845
Manoj P. Singh	190,682,901	4,846,281	754,832	25,582,845
Robert F. Woods	194,481,049	1,032,611	770,454	25,582,845
Nominees for director were elected to serve a one-year term, having received “FOR” votes from a majority of the shares of the Company’s common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal.
2. Proposal to ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the fiscal year ending March 31, 2021:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
210,377,090	10,417,860	1,072,009	—
The proposal was approved, having received “FOR” votes from a majority of the shares of the Company’s common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal.
3. Proposal to approve, on an advisory basis, the executive compensation of DXC's named executive officers:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
63,771,550	131,630,919	881,645	25,582,845

The proposal did not obtain “FOR” votes from a majority of the shares of the Company’s common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal.

4. Proposal to approve an increase in the number of shares available under the DXC Technology Company 2017 Omnibus Incentive Plan:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
133,179,765	62,278,455	825,894	25,582,845
The proposal was approved, having received “FOR” votes from a majority of the shares of the Company’s common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal.
5. Proposal to approve an increase in the number of shares available under the DXC Technology Company 2017 Non-Employee Director Incentive Plan:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
188,262,011	7,228,347	793,756	25,582,845
The proposal was approved, having received “FOR” votes from a majority of the shares of the Company’s common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DXC TECHNOLOGY COMPANY

Dated:	August 14, 2020	By:	/s/ Paul N. Saleh
		Name:	Paul N. Saleh
		Title:	Executive Vice President and Chief Financial Officer